Exhibit 32.1

CERTIFICATION OF PINRCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Geeks On Call Holdings, Inc. (the “Company”) for the fiscal year ended August 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 4, 2008	/s/ Richard T. Cole
Richard T. Cole
Chairman and Chief Executive Officer (Principal Executive Officer)

Dated: December 4, 2008	/s/ Keith Wesp
Keith Wesp
Vice President of Finance and Assistant Secretary (Principal Financial Officer)